EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

UNDER 18 U.S.C. 1350

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Nuvera Communications, Inc. on Form 10-Q for the period ended March 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Curtis O. Kawlewski, Chief Financial Officer of the Company, hereby certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Nuvera Communications, Inc.

Date: May 10, 2021	/s/ Curtis O. Kawlewski
Curtis O. Kawlewski
Chief Financial Officer